Fund Name	Ticker Symbol (Exchange)

Simplify Aggregate Bond ETF	AGGH (NYSE Arca, Inc.)
Simplify Bitcoin Strategy PLUS Income ETF	MAXI (Nasdaq Stock Market LLC)
Simplify Commodities Strategy No K-1 ETF	HARD (NYSE Arca, Inc.)
Simplify Conservative Allocation ETF	SAAC (NYSE Arca, Inc.)
Simplify Enhanced Income ETF	HIGH (NYSE Arca, Inc.)
Simplify Growth Allocation ETF	SAAG (NYSE Arca, Inc.)
Simplify Health Care ETF	PINK (NYSE Arca, Inc.)
Simplify Hedged Equity ETF	HEQT (NYSE Arca, Inc.)
Simplify High Yield PLUS Credit Hedge ETF	CDX (NYSE Arca, Inc.)
Simplify Income Allocation ETF	SAAI (NYSE Arca, Inc.)
Simplify Interest Rate Hedge ETF	PFIX (NYSE Arca, Inc.)
Simplify Intermediate Term Treasury Futures Strategy ETF	TYA (CBOE BZX Exchange, Inc.)
Simplify Macro Strategy ETF	FIG (NYSE Arca, Inc.)
Simplify Managed Futures Strategy ETF	CTA (NYSE Arca, Inc.)
Simplify Market Neutral Equity Long/Short ETF	EQLS (NYSE Arca, Inc.)
Simplify Moderate Allocation ETF	SAAM (NYSE Arca, Inc.)
Simplify Multi-QIS Alternative ETF	QIS (NYSE Arca, Inc.)
Simplify Opportunistic Income ETF	CRDT (NYSE Arca, Inc.)
Simplify Short Term Treasury Futures Strategy ETF	TUA (NYSE Arca, Inc.)
Simplify Stable Income ETF	BUCK (NYSE Arca, Inc.)
Simplify Tail Risk Strategy ETF	CYA (NYSE Arca, Inc.)
Simplify US Equity PLUS Convexity ETF	SPYC (NYSE Arca, Inc.)
Simplify US Equity PLUS Downside Convexity ETF	SPD (NYSE Arca, Inc.)
Simplify U.S. Equity PLUS GBTC ETF	SPBC (Nasdaq Stock Market LLC)
Simplify US Equity PLUS Upside Convexity ETF	SPUC (NYSE Arca, Inc.)
Simplify Volatility Premium ETF	SVOL (NYSE Arca, Inc.)

each a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2023 (as supplemented April 9, 2024)

Listed and traded on:
the NYSE Arca, Inc., Nasdaq Stock Market LLC and CBOE BZX Exchange, Inc. as indicated above.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Prospectus of the Simplify Aggregate Bond ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Income Allocation ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF, Simplify Market Neutral Equity Long/Short ETF, Simplify Moderate Allocation ETF, Simplify Multi-QIS Alternative ETF, Simplify Opportunistic Income ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Stable Income ETF, Simplify Tail Risk Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify U.S. Equity PLUS GBTC ETF, Simplify US Equity PLUS Upside Convexity ETF, and Simplify Volatility Premium ETF (each a “Fund” and, together, the “Funds”) dated October 27, 2023. The Funds’ Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Funds’ Prospectus, annual or semi-annual reports without charge by contacting the Funds’ Distributor, Foreside Financial Services, LLC or by calling 1 (855) 772-8488. You may also obtain a Prospectus by visiting the website at www.simplify.us/etfs.

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THE FUNDS

The Funds are each a series of Simplify Exchange Traded Funds, a Delaware statutory trust organized on February 28, 2020 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify Income Allocation ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Market Neutral Equity Long/Short ETF, Simplify Moderate Allocation ETF, Simplify Multi-QIS Alternative ETF, Simplify Opportunistic Income ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Stable Income ETF, Simplify Tail Risk Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify U.S. Equity PLUS GBTC ETF, Simplify US Equity PLUS Upside Convexity ETF, Simplify Volatility Premium ETF, Simplify Aggregate Bond ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Macro Strategy ETF, and Simplify Managed Futures Strategy ETF are each a diversified series of the Trust, and Simplify Bitcoin Strategy PLUS Income ETF, and Simplify Interest Rate Hedge ETF are each non-diversified series of the Trust.

The Funds may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

Each Fund is managed by Simplify Asset Management Inc. (the “Adviser”). The Simplify Commodities Strategy No K-1 ETF and the Simplify Managed Futures Strategy ETF utilizes a futures adviser, Altis Partners (Jersey) Limited (the “Futures Adviser”). The Simplify Aggregate Bond ETF seeks to maximize total return. The Simplify Bitcoin Strategy PLUS Income ETF seeks income and capital appreciation. The Simplify Commodities Strategy No K-1 ETF seeks to provide long-term capital appreciation. Simplify Conservative Allocation ETF seeks income and capital appreciation. The Simplify Growth Allocation ETF and the Simplify Moderate Allocation ETF primarily seek capital appreciation and secondarily, income The Simplify Income Allocation ETF primarily seeks income and secondarily capital appreciation. Each of the Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS Upside Convexity ETF and Simplify Hedged Equity ETF seeks to provide capital appreciation. The Simplify Macro Strategy ETF seeks positive absolute total returns. The Simplify Enhanced Income ETF and the Simplify Stable Income ETF seek to provide monthly income. The Simplify Health Care ETF, Simplify Managed Futures Strategy ETF and Simplify U.S. Equity PLUS GBTC ETF seek long-term capital appreciation. The Simplify High Yield Plus Credit Hedge ETF seeks to maximize current income by investing primarily in high-yield bonds through swaps on exchange traded funds while mitigating credit risk. The Interest Rate Hedge ETF seeks to hedge interest rate movements arising from rising long-term interest rates, and to benefit from market stress when fixed income volatility increases, while providing the potential for income. The Simplify Intermediate Term Treasury Futures Strategy ETF seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Simplify Market Neutral Equity Long/Short ETF and the Simplify Multi-QIS Alternative ETF seek to provide positive absolute returns and income. The Simplify Opportunistic Income ETF seeks to provide current income and, as a secondary objective, long-term capital appreciation. The Simplify Short Term Treasury Futures Strategy ETF’s investment objective is to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 7-10 Year Bond Index on a calendar quarter basis. The Simplify Short Term Treasury Futures Strategy ETF does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter. The Simplify Tail Risk Strategy ETF seeks to provide income and capital appreciation while protecting against significant downside risk. The Simplify Volatility Premium ETF seeks to provide investment results, before fees and expenses, that correspond approximately to one-fifth to three-tenths the inverse (-0.2x to -0.3x) of the performance of a short-term volatility futures index while seeking to mitigate extreme volatility, The Board may start other series and offer shares of a new fund under the Trust at any time.

The Funds are exchange traded funds (“ETFs”), which are registered open-end management companies that issue (and redeem) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with a Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Funds issue and redeem shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of a Fund’s shares (e.g., 25,000 or 10,000) that a Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of a Fund consists of a block of 25,000 shares (or 10,000 shares in case of Simplify Bitcoin Strategy PLUS Income ETF). Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from a Fund.

The Funds reserve the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the NYSE Arca, Inc., Nasdaq Stock Market LLC and CBOE BZX Exchange, Inc. (each an “Exchange”) necessary to maintain the listing of shares of the Funds will continue to be met. Each Exchange may, but is not required to, remove the shares of the Funds from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Funds shares, there are fewer than 50 record and/or beneficial owners of shares of the Funds for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Funds from listing and trading upon termination of the Funds.

TYPES OF INVESTMENTS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies” with respect to the applicable Fund, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in a Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Each Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Funds: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by a Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

The Funds also intend to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5% and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Funds may rely on Rule 12d1-4 to exceed the 3%, 5%, and 10% Limitations, subject to the conditions of Rule 12d1-4.

Investments in ETFs and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Due to legal limitations, the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF Fund, Simplify Short Term Treasury Futures Strategy ETF and Simplify Stable Income ETF will be prevented from: (1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; (2) investing more than 5% of the Fund’s assets in any single such investment company, and (3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, each of the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF Fund, Simplify Short Term Treasury Futures Strategy ETF and Simplify Stable Income ETF may rely on Section 12(d)(1)(F) and Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF Fund, Simplify Short Term Treasury Futures Strategy ETF and Simplify Stable Income ETF may invest in other investment companies such as open-end mutual funds or exchange-traded funds, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of the Fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based. The Simplify Bitcoin Strategy PLUS Income ETF, Simplify Conservative Allocation ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF and Simplify Moderate Allocation ETF may also invest in other investment companies above the 3%/5%/10% limits described above pursuant to Rule 12d1-4. The Simplify Commodities Strategy No K-1 ETF, Simplify Enhanced Income ETF, Simplify Short Term Treasury Futures Strategy ETF and Simplify Stable Income ETF may also rely upon Rule 12d1-4 which under certain circumstances allows the Fund to exceed the 3%, 5%, and 10% limitations described above.

Open-End Investment Companies

The Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Short Term Treasury Futures Strategy ETF and Simplify Stable Income ETF and any “affiliated persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Simplify Bitcoin Strategy PLUS Income ETF’s, Simplify Commodities Strategy No K-1 ETF’s, Simplify Conservative Allocation ETF’s, Simplify Enhanced Income ETF’s, Simplify Growth Allocation ETF’s, Simplify Income Allocation ETF’s, Simplify Moderate Allocation ETF’s, Simplify Short Term Treasury Futures Strategy ETF’s and Simplify Stable Income ETF’s ability, respectively, to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Short Term Treasury Futures Strategy ETF or Simplify Stable Income ETF will be obligated to redeem shares held by the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Short Term Treasury Futures Strategy ETF or Simplify Stable Income ETF, respectively, only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Simplify Bitcoin Strategy PLUS Income ETF’s, Simplify Commodities Strategy No K-1 ETF’s, Simplify Conservative Allocation ETF’s, Simplify Enhanced Income ETF’s, Simplify Growth Allocation ETF’s, Simplify Income Allocation ETF’s, Simplify Moderate Allocation ETF’s, Simplify Short Term Treasury Futures Strategy ETF’s or Simplify Stable Income ETF’s, respectively, total assets. The Simplify Bitcoin Strategy PLUS Income ETF, Simplify Conservative Allocation ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF and Simplify Moderate Allocation ETF may also invest in other investment companies pursuant to Rule 12d1-4.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Short Term Treasury Futures Strategy ETF or Simplify Stable Income ETF wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Short Term Treasury Futures Strategy ETF or Simplify Stable Income ETF may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Simplify Bitcoin Strategy PLUS Income ETF, Simplify Commodities Strategy No K-1 ETF, Simplify Conservative Allocation ETF, Simplify Enhanced Income ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Short Term Treasury Futures Strategy ETF or Simplify Stable Income ETF and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the applicable Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 or 10,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect a Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of a Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it may provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account. A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a Fund may have to reinvest the proceeds at lower market rates. Similarly, a Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Mortgage-Backed Securities

The Simplify Market Neutral Equity Long/Short ETF, Simplify Multi-QIS Alternative ETF and Simplify Opportunistic Income ETF may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Simplify Market Neutral Equity Long/Short ETF, Simplify Multi-QIS Alternative ETF and Simplify Opportunistic Income ETF may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which a Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Real Estate Investment Trusts

A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer. It permits daily changes in the amounts invested. A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Closed-End Investment Companies

A Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc. the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

U.S. Treasury Inflation-Protected Securities (“TIPS”), are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will realize a gain if the premium received by a Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and a Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. In as much as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Option Overlay Strategy

A Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When a Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When a Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve a Fund’s performance, there is no guarantee that it will do so.

Repurchase Agreements

A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to a Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

A Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. A Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses. A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund may be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation. The Adviser, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds are not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) may segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund may segregate liquid assets to satisfy purchase commitments in the manner described, a Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of a Fund.

Grayscale Bitcoin Trust

The Simplify Conservative Allocation ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF and Simplify Moderate Allocation ETF may invest a small portion of its total assets in the Grayscale Bitcoin Trust. The Grayscale Bitcoin Trust is a private fund that is not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Grayscale Bitcoin Trust seeks for its shares to track the price of Bitcoin. The Funds will not invest directly in Bitcoin or other cryptocurrencies. The Funds are not expected to track the price movements of Bitcoin. The shares of the Grayscale Bitcoin Trust may trade at a premium or discount, may not directly correspond to the price of Bitcoin, and are highly volatile.

Bitcoin Risk. The value of a Fund’s investment in the Grayscale Bitcoin Trust is subject to fluctuations in the value of bitcoins. The value of Bitcoin is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Fund’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of a Fund’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Bitcoin operates without central authority or banks and are not backed by any government. Bitcoin may experience very high volatility, and Grayscale Bitcoin Trust as a related investment vehicle that invests in Bitcoin may be affected by such volatility. Bitcoin is not legal tender. Federal, state or foreign governments may restrict the use and exchange of Bitcoin, and regulation in the U.S. is still developing. Bitcoin exchanges have stopped operating and have permanently shut down due to fraud, technical glitches, hackers or malware. Bitcoin Exchanges are relatively new, largely unregulated, and may be more exposed to fraud.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of a Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of a Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Fund. Each Fund may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of a Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, with the exception of the Simplify Health Care ETF. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Simplify Health Care ETF will invest 25% or more of the value of its total assets in the securities of issuers in health care and equipment services and pharmaceuticals, biotechnology, and life sciences related industries. These groups of industries include: health care equipment & supplies, health care providers & services, health care technology, biotechnology, pharmaceuticals, and life sciences tools & services. For purposes of determining industry concentration, if the Simplify Health Care ETF invests in unaffiliated underlying investment companies, the Simplify Health Care ETF will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that a Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that a Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if a Fund’s asset coverage falls below 300%, a Fund will reduce borrowing within 3 days in order to ensure that a Fund has 300% asset coverage.

Non Fundamental Policies

Each Fund’s policy, under normal circumstances, to invest at least 80% of its net assets (plus any borrowings for investment purposes is described below):

●	Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, and Simplify US Equity PLUS Upside Convexity ETF in equity securities of U.S. companies.

●	Simplify U.S. Equity PLUS GBTC ETF in equity securities of U.S. companies and the Grayscale Bitcoin Trust.

●	Simplify Health Care ETF in securities of U.S. health care companies. The Fund defines health care companies as companies included in the Global Industry Classification Standard health care sector.

●	Simplify Emerging Markets Equity PLUS Downside Convexity ETF in equity securities issued by, or tied economically to, companies in emerging markets.

●	Simplify Market Neutral Equity Long/Short ETF in equity securities and investments that provide long or short exposure to equity securities.

●	Simplify Hedged Equity ETF in equity securities.

●	Simplify High Yield PLUS Credit Hedge ETF in securities that provide exposure to high yield securities.

●	Simplify Aggregate Bond ETF in Investment Grade Bonds.

●	Simplify Intermediate Term Treasury Futures Strategy in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries.

These policies are non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ written notice of such change.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Funds’ portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects a Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning each Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to a Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Funds disclose on the Adviser’s website at www.simplify.us/etfs at the start of each Business Day the identities and quantities of the securities and other assets held by the Funds that will form the basis of each Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Funds may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Funds are available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT and Form N-CSR is available without charge, upon request, by calling 1 (855) 772-8488 or by writing to: Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York NY 10038.

Other Service Providers

Adviser, Sub-Adviser and Futures Adviser. Personnel of the Adviser, Sub-Adviser, and Futures Adviser, including personnel responsible for managing each Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser, Sub-Adviser, and Futures Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Bank of New York Mellon. Bank of New York Mellon is the fund accountant, administrator, transfer agent and custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is each Fund’s independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of each Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to each Fund’s portfolio holdings in connection with review of each Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Paul Kim, who has served as the Chairman of the Board since June 2020. The Board is comprised of 3 independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Christopher Caltagirone worked for a major service provider to investment managers and mutual funds for more than 9 years, including as a portfolio manager for fixed income securities. His expertise in fixed income securities and portfolio trading enables Mr. Caltagirone to bring a unique perspective to service provider oversight for the Trust.

Craig Enders has over 22 years of experience as a professor at two major universities. Mr. Enders’ study of multiple imputation and maximum likelihood and Bayesian estimation with incomplete data enables him to provide oversight for the Trust.

Paul Kim has worked as a senior director and vice president in ETF strategy and product management for over ten years. His expertise in developing ETF strategies and actively managed ETFs provides him unique insight on the formation and regulatory oversight of ETFs.

Zung Nguyen has more than 22 years’ experience in the investment management industry and has extensive investment adviser experience. During the course of his career, Mr. Zung has served as a senior managing director and executive wealth adviser for a large advisory firm. Mr. Zung has excellent communications skills, as well as an ability to work effectively with others. Mr. Zung brings a diversity of viewpoint, background and experience to the Board.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York, NY 10038. All correspondence to the Trustees and Officers should be directed to c/o Simplify Exchange Traded Funds 222 Broadway, 22nd Floor, New York, NY 10038.

Independent Trustees

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Christopher Caltagirone Year of Birth: 1971	Independent Trustee	Deputy Sheriff, Ravalli County Sheriff’s Department (2019 to Present); Unemployed (2015 to 2019); Portfolio Manager, PIMCO (2006 to 2015).	26	None
Craig Enders Year of Birth: 1968	Independent Trustee	Professor, University of California Los Angeles (2015 to Present).	26	None
Zung Nguyen Year of Birth: 1955	Independent Trustee	Founder, ZTN Capital Consulting, LLC (2015 to Present).	26	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Interested Trustee and Officers

Name and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Paul Kim Year of Birth: 1977	Trustee and President since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); Managing Director, Principal Global Advisors (2015 to 2020).	26	None
David Berns Year of Birth: 1978	Secretary since 2020	Co-Founder, Simplify Asset Management, Inc. (February 2020 to Present); CEO, Portfolio Designer, LLC (2019 to Present); Managing Director, Nasdaq (2018 to 2019); CEO, DMB Trading, LLC (2015 to 2018).	N/A	N/A
James Nash Year of Birth: 1981	Chief Compliance Officer since 2020	Director, Foreside Financial Group, LLC (2016 to Present); Regulatory Administration Advisor, JP Morgan Chase & Co. (2014 to 2016).	N/A	N/A
Fiona Ho Year of Birth: 1974	Treasurer since November 2023	Chief Operating Officer, Simplify Asset Management, Inc. (2021 to Present); Vice President, Strategic Programs, Spring Education Group (2016 – 2000); Vice President, Account Management, Pacific Investment Management Company, LLC (2010 – 2016).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Christopher Caltagirone serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the most recent fiscal year, the Audit Committee met 5 times.

Nominating and Corporate Governance Committee

The Board has a Nominating and Governance Corporate Committee that consists of all the Independent Trustees. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) considering any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervising counsel for the independent Trustees. The Nominating and Corporate Governance Committee generally will not consider shareholder nominees. Zung Nguyen serves as the Chairman of the Committee. The Nominating and Governance Corporate Committee operates pursuant to a Nominating and Governance Committee Charter. During the most recent fiscal year, the Nominating and Corporate Governance Committee met 2 times.

Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an “Independent Trustee”) receives a yearly fee of $100,000 paid $25,000 quarterly by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Corporate Governance Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Trustees indirectly received from the Funds through the adviser for the fiscal year ended June 30, 2023. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Trustees
Craig Enders	$95,000	$0	$0	$100,000
Christopher Caltagirone	$95,000	$0	$0	$100,000
Zung Nguyen	$95,000	$0	$0	$100,000

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.

Management and Trustee Ownership

As of December 31, 2022, the Trustees and officers, as a group, owned the following shares of a Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Funds	Aggregate Dollar Range of Shares Owned in Trust
Interested Board Member
Paul Kim		Over $100,000
Simplify Aggregate Bond ETF	$1 - $10,000
Simplify Bitcoin Strategy PLUS Income ETF	$1 - $10,000
Simplify Commodities Strategy No K-1 ETF	$1 - $10,000
Simplify Enhanced Income ETF	$1 - $10,000
Simplify Health Care ETF	$1 - $10,000
Simplify Hedged Equity ETF	$1 - $10,000
Simplify High Yield PLUS Credit Hedge ETF	$1 - $10,000
Simplify Interest Rate Hedge ETF	$1 - $10,000
Simplify Intermediate Term Treasury Futures Strategy ETF	$1 - $10,000
Simplify Macro Strategy ETF	$1 - $10,000
Simplify Managed Futures Strategy ETF	$1 - $10,000
Simplify Short Term Treasury Futures Strategy ETF	$1 - $10,000
Simplify Stable Income ETF	$1 - $10,000
Simplify Tail Risk Strategy ETF	$1 - $10,000
Simplify US Equity PLUS Convexity ETF	$1 - $10,000
Simplify US Equity PLUS Downside Convexity ETF	$1 - $10,000
Simplify US Equity PLUS GBTC ETF	$1 - $10,000
Simplify US Equity PLUS Upside Convexity ETF	$1 - $10,000
Simplify Volatility Premium ETF	$1 - $10,000
Independent Board Members
Christopher Caltagirone	None	None
Craig Enders	None	None
Zung Nguyen		Over $100,000
Simplify Health Care ETF	$10,001 - $50,000
Simplify Interest Rate Hedge ETF	$1 - $10,000
Simplify US Equity PLUS Convexity ETF	$10,001 - $50,000
Simplify US Equity PLUS Downside Convexity ETF	$50,000 - $100,000

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Funds expect to declare and distribute all of its net investment income, if any, to shareholders as dividends at least semi-annually. Each of Simplify Aggregate Bond ETF, Simplify Bitcoin Strategy PLUS Income ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Macro Strategy ETF, Simplify Enhanced Income ETF, Simplify Interest Rate Hedge ETF, Simplify Opportunistic Income ETF, Simplify Short Term Treasury Futures Strategy ETF, Simplify Stable Income ETF and Simplify Volatility Premium ETF expect to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of September 30, 2023, no person owns of record or beneficially 5% or more of the outstanding shares of a Fund.

The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are Depository Trust Company (“DTC”) members reflecting ownership of 5% or more of the Funds’ outstanding shares as of September 30, 2023.

Name and Address	Percentage of Each Fund
Simplify Aggregate Bond ETF
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	67.97%
Simplify Bitcoin Strategy PLUS Income ETF
Ovata Capital Management Ltd. 7/F 218 Electric Road North Point, Hong Kong	90.58%
Simplify Commodities Strategy No K-1 ETF
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	52.54%
Simplify Enhanced Income ETF
Peak Financial Advisors, LLC 155 South Madison Street, Suite 210 Denver, CO 80209	28.07%
BB&T Corp. 325 E Woodlawn Rd Charlotte, NC 28217	13.13%
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	10.87%
Simplify Health Care ETF
Lee Danner & Bass Inc 3100 West End Ave # 1250 Nashville, TN 37203	5.82%
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.32%
Simplify Hedged Equity ETF
Feltz Wealth Plan Inc. 101 South 108th Avenue Omaha, NE 68154	9.25%
Ameritas Advisory Services, LLC 5900 O Street Lincoln, NE 68510	8.52%
Orion Portfolio Solutions, LLC 17605 Wright Street Omaha, NE 68130	7.36%
Cetera Advisor Networks LLC 655 W. Broadway, 11th Floor San Diego, CA 92101	6.85%
WealthPlan Investment Management, LLC 101 S 108th Ave, Second Floor Omaha, NE 68154	5.89%

Name and Address	Percentage of Each Fund
Simplify High Yield PLUS Credit Hedge ETF
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	21.68%
Commonwealth Equity Services Inc 29 Sawyer Road Waltham, MA 02453-3483	7.69%
Simplify Interest Rate Hedge ETF
Jane Street Group LLC 250 Vesey Street New York, NY 10281	35.53%
Simplify Intermediate Term Treasury Futures Strategy ETF
AE Wealth Management LLC 2950 SW McClure Rd Topeka, KS 66614	23.00%
WJ Interests, LLC 2333 Town Center Dr #100 Sugar Land, TX 77478	18.77%
Resources Investment Advisors Inc 11101 Switzer Rd., Suite 200, Overland Park, KS 66210	6.39%
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	5.64%
Stapp Wealth Management, PLLC 1800 Cooper Point Rd SW STE 10 Olympia, WA 98502	5.53%
Simplify Macro Strategy ETF
Herr Investment Group LLC 44 Pascal Ln Austin, TX 78746	21.16%
Peak Financial Advisors, LLC 155 South Madison Street, Suite 210 Denver, CO 80209	10.45%
Cambridge Investment Research 1776 Pleasant Plain Road Fairfield, IA 52556	6.05%
Wealthsource Partners LLC 735 Tank Farm Road, Suite 240 San Luis Obispo, CA 93401	5.03%

Name and Address	Percentage of Each Fund
Simplify Managed Futures Strategy ETF
Jane Street Group LLC 250 Vesey Street New York, NY 10281	6.14%
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	5.57%
Peak Financial Advisors, LLC 155 South Madison Street, Suite 210 Denver, CO 80209	5.36%
Simplify Market Neutral Equity Long/Short ETF
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	57.14%
Simplify Opportunistic Income ETF
TMD Wealth Management, LLC 15333 N Pima Road #200 Scottsdale, AZ 85260	98.12%
Simplify Short Term Treasury Futures Strategy ETF
Municipal Employees’ Retirement System of Michigan 1134 Municipal Way Lansing, MI 48917	60.64%
Simplify Stable Income ETF
Simplify Asset Management Inc. 222 Broadway, Floor 22 New York, NY 10038	19.49%
Simplify Tail Risk Strategy ETF
AE Wealth Management LLC 2950 SW McClure Road Topeka, KS 66614	25.22%
Commonwealth Equity Services Inc 29 Sawyer Road Waltham, MA 02453-3483	9.13%
Simplify US Equity PLUS Convexity ETF
CWM, LLC 14600 Branch St. Omaha, NE 68154	20.38%
Financial Enhancement Group LLC 9757 Westpoint Drive, Suite 400 Indianapolis, IN 46256	11.69%
Integrated Wealth Concepts LLC 200 5TH Avenue Suite 4010 Waltham, MA 02451	10.69%
Tradition Wealth Management LLC 7601 France Ave S STE 100 Edina, MN 55435	7.76%

Name and Address	Percentage of Each Fund
Simplify US Equity PLUS Downside Convexity ETF
Resources Investment Advisors Inc 11101 Switzer Rd., Suite 200, Overland Park, KS 66210	13.02%
CWM, LLC 14600 Branch St. Omaha, NE 68154	6.84%
Simplify US Equity PLUS GBTC ETF
Advisor Group Holdings, Inc. 10 Exchange Place, Suite 1410 Jersey City, NJ 07302	21.66%
QRG Capital Management, Inc. 35 East Wacker Drive, Suite 2400 Chicago, IL 60601	21.36%
Feltz Wealth Plan Inc. 101 South 108th Avenue Omaha, NE 68154	11.66%
WealthPlan Investment Management, LLC 101 S 108th Ave, Second Floor Omaha, NE 68154	5.70%
Susquehanna International Group, LLP 401 City Avenue Bala Cynwyd, PA 19004	5.60%
Old Mission Capital LLC 1 North Dearborn Street, Floor 8 Chicago, IL 60602	5.27%
Simplify US Equity PLUS Upside Convexity ETF
Prospera Financial Services Inc 5429 Lyndon B Johnson Fwy # 750 Dallas, TX 75240	6.70%
GTS Securities LLC 545 Madison Avenue New York, NY 10022	5.19%
Simplify Volatility Premium ETF
TMD Wealth Management, LLC 15333 N Pima Road #200 Scottsdale, AZ 85260	7.15%

The DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Simplify Asset Management Inc., located at 222 Broadway, 22nd Floor, New York, NY 10038, serves as the Funds’ investment adviser pursuant to an investment advisory agreement between the Trust and the Adviser (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Funds such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for each of the Funds consistent with each Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for each Fund, the portfolio securities held or sold by each Fund and the portion of each Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

The Funds pay the Adviser a unitary fee (“Management Fee”) under the Management Agreement in return for providing its services. The Adviser is paid a monthly Management Fee at an annual rate of 0.25% of the average daily net assets of the Simplify Conservative Allocation ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF, Simplify Intermediate Term Treasury Futures Strategy ETF and Simplify Short Term Treasury Futures Strategy ETF, and 0.35% of the average daily net assets of the Simplify Stable Income ETF, and 0.50% of the average daily net assets of the Simplify Aggregate Bond ETF, Simplify Enhanced Income ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS GBTC ETF, Simplify US Equity PLUS Upside Convexity ETF, Simplify Volatility Premium ETF, and 0.75% of the average daily net assets of the Simplify Commodities Strategy No K-1 ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF and Simplify Tail Risk Strategy ETF, and 0.85% of the average daily net assets of the Simplify Bitcoin Strategy PLUS Income ETF, and 0.95% of the average daily net assets of the Simplify Opportunistic Income ETF, and 1.00% of the average daily net assets of the Simplify Market Neutral Equity Long/Short ETF and Simplify Multi-QIS Alternative ETF, respectively.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Funds, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Funds’ shareholders and the Management Fee. In addition to the excluded operating expenses, the Funds also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

Certain Funds may enter into swap agreements with counterparties where the reference asset of the swap agreement or the composition of the underlying portfolio is provided by Wolfe Research, LLC ("Wolfe"). These counterparties compensate Wolfe for its reference asset or portfolio composition. Because Wolfe is a non-voting minority owner of the Adviser, the payments made by counterparties could be deemed to create an indirect conflict of interest for the Adviser. However, neither the Funds nor the Adviser directly compensate Wolfe, nor does the Adviser have any role in determining the compensation paid by counterparties to Wolfe.

	Advisory Fees Accrued for the Period Ended June 30,			Advisory Fees Waived for the Period Ended June 30,			Net Advisory Fees Paid for the Period Ended June 30,
Name of Fund	2023	2022	2021	2023	2022	2021	2023	2022	2021
Simplify Aggregate Bond ETF	$18,245	$2,235	N/A	$(9,735)	$(1,118)	N/A	$8,510	$1,117	N/A
Simplify Bitcoin Strategy PLUS Income ETF	$92,716[3]	N/A	N/A	$0[3]	N/A	N/A	92,716	N/A	N/A
Simplify Commodities Strategy No K-1 ETF	$8,723[4]	N/A	N/A	$0[4]	N/A	N/A	8,723[4]	N/A	N/A
Simplify Conservative Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Enhanced Income ETF	$24,001[5]	N/A	N/A	$0[5]	N/A	N/A	$24,001[5]	N/A	N/A
Simplify Growth Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Health Care ETF	$244,821	$105,128	N/A	$0	$0	N/A	$244,821	$105,128	N/A
Simplify Hedged Equity ETF	$443,855	$70,040	N/A	$0	$0	N/A	$443,855	$70,040	N/A
Simplify High Yield PLUS Credit Hedge ETF	$219,682	$42,405	N/A	$(109,850)	$(21,199)	N/A	$109,832	$21,206	N/A
Simplify Income Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Interest Rate Hedge ETF	$1,543,753	$765,805	$31,637[2]	$0	$0	$0[2]	$1,543,753	$765,805	$31,637[2]
Simplify Intermediate Term Treasury Futures Strategy ETF	$105,968	$62,013	N/A	$(42,464)	$(24,822)	N/A	$63,504	$37,191	N/A
Simplify Macro Strategy ETF	$208,301	$3,485	N/A	$(91,586)	$(1,415)	N/A	$116,715	$2,070	N/A
Simplify Managed Futures Strategy ETF	$983,779	$28,573	N/A	$(12,942)	$0	N/A	$970,837	$28,573	N/A
Simplify Market Neutral Equity Long/Short ETF	$1,339[6]	N/A	N/A	$0[6]	N/A	N/A	$1,339[6]	N/A	N/A
Simplify Moderate Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Multi-QIS Alternative ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Opportunistic Income ETF	$1,952[7]	N/A	N/A	$(924)[7]	N/A	N/A	$1,028[7]	N/A	N/A
Simplify Short Term Treasury Futures Strategy ETF	$191,958[8]	N/A	N/A	$(84,563)[8]	N/A	N/A	$107,395[8]	N/A	N/A
Simplify Stable Income ETF	$18,369[5]	N/A	N/A	$0[5]	N/A	N/A	$18,369[5]	N/A	N/A
Simplify Tail Risk Strategy ETF	$318,047	$315,019	N/A	$(211,946)	$(245,126)	N/A	$106,101	$69,983	N/A
Simplify US Equity PLUS Convexity ETF	$329,370	$481,357	$268,175[1]	$(164,774)	$(240,785)	$(134,087)[1]	$164,596	$240,572	$134,088[1]
Simplify US Equity PLUS Downside Convexity ETF	$1,389,813	$1,970,976	$329,971[1]	$(695,218)	$(985,654)	$(164,985)[1]	$694,595	$985,322	$164,986[1]

Simplify US Equity PLUS GBTC ETF	$160,915	$544,818	$33,384[2]	$0	$0	$0[2]	$160,915	$544,818	$33,384[2]
Simplify US Equity PLUS Upside Convexity ETF	$54,354	$67,214	$23,785[1]	$(27,233)	$(33,708)	$(11,894)[1]	$27,121	$33,506	$11,891[1]
Simplify Volatility Premium ETF	$785,661	$362,901	$5,801[2]	$0	$0	$0[2]	$785,661	$362,901	$5,801

[1]	For the period September 4, 2020 (commencement of operations) through June 30, 2021.
[2]	For the period May 11, 2021 (commencement of operations) through June 30, 2021.
[3]	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
[4]	For the period March 28, 2023 (commencement of operations) through June 30, 2023.
[5]	For the period October 28, 2022 (commencement of operations) through June 30, 2023.
[6]	For the period June 15, 2023 (commencement of operations) through June 30, 2023.
[7]	For the period June 28, 2023 (commencement of operations) through June 30, 2023.
[8]	For the period November 15, 2022 (commencement of operations) through June 30, 2023.

The Adviser has contractually agreed to waive its management fees to the amount set forth below for each Fund. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

Fund	Fee Waiver	Expiration
Simplify Aggregate Bond ETF	0.25%	10-31-24
Simplify High Yield PLUS Credit Hedge ETF	0.25%	10-31-24
Simplify Intermediate Term Treasury Futures Strategy ETF	0.15%	10-31-24
Simplify Macro Strategy ETF	0.50%	10-31-24
Simplify Short Term Treasury Futures Strategy ETF	0.15%	10-31-24
Simplify Opportunistic Income ETF	0.50%	10-31-24

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of each Fund’s outstanding shares (with respect to that Fund). The Management Agreement shall terminate automatically in the event of its assignment.

With respect to the Simplify Aggregate Bond ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF, Simplify Tail Risk Strategy ETF, Simplify US Equity PLUS GBTC ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS Upside Convexity, and Simplify Volatility Premium ETF, the Management Agreements were renewed by the Board, including by a majority of the Independent Trustees, at a meeting held on August 18, 2023. A discussion regarding the basis for the Board’s renewal of the Management Agreements with respect to the Funds, will be available in the Fund’s semi-annual report to shareholders dated December 31, 2023. A discussion regarding the Board of Trustees’ prior approvals of the Management Agreement for Simplify Aggregate Bond ETF, Simplify Health Care ETF, Simplify Hedged Equity ETF, Simplify High Yield PLUS Credit Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF, Simplify Macro Strategy ETF, Simplify Managed Futures Strategy ETF, Simplify Tail Risk Strategy ETF, is available in the Funds’ annual report to shareholders dated June 30, 2022. A discussion regarding the Board of Trustees’ prior approval of the Adviser’s management agreement with respect to Simplify Interest Rate Hedge ETF, Simplify Volatility Premium ETF, and Simplify US Equity PLUS GBTC ETF is available in the Funds’ annual report to shareholders dated June 30, 2021. A discussion regarding the Board of Trustees’ approval of the Adviser’s management agreement with respect to Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF, Simplify US Equity PLUS Upside Convexity is available in the Funds’ semi-annual report to shareholders dated December 31, 2020.

With respect to the Simplify Bitcoin Strategy PLUS Income ETF, the Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on August 23, 2022. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Fund, is available in the Fund’s semi-annual report to shareholders dated December 31, 2022.

With respect to the Simplify Conservative Allocation ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF and Simplify Moderate Allocation ETF, the Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 14, 2022. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Funds, will be available in the Funds’ first shareholder report.

With respect to the Simplify Enhanced Income ETF, Simplify Short Term Treasury Futures Strategy ETF and Simplify Stable Income ETF, the Management Agreement was approved by the Board including by a majority of the Independent Trustees, at a meeting held on October 10, 2022. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Funds, is available in the Fund’s semi-annual report to shareholders dated December 31, 2022.

The Management Agreement for Simplify Market Neutral Equity Long/Short ETF and Simplify Multi-QIS Alternative ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on May 19, 2023. The Management Agreement for Simplify Opportunistic Income ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on May 26, 2023. The Management Agreement for Simplify Commodities Strategy No K-1 ETF was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on March 22, 2023. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Simplify Market Neutral Equity Long/Short ETF, Simplify Opportunistic Income ETF, and Simplify Commodities Strategy No K-1 ETF is available in the Funds’ annual report to shareholders dated June 30, 2023. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Simplify Multi-QIS Alternative ETF will be available in the Fund’s first shareholder report.

With respect to the Simplify Health Care ETF, the Adviser and the Foundation have entered into a license arrangement whereby the Foundation has agreed to allow the Adviser to use its name and logo in exchange for a donation of the annual net profit earned by the Adviser from advising the Fund provided that the donated amount will not be less than $100,000. The license agreement may be terminated upon thirty days written notice by either party or for cause. “Net profits” is determined by subtracting expenses incurred by the Adviser in managing the Fund from the total revenue received by the Adviser under its advisory contract with the Fund. The Adviser and the Foundation are not affiliated.

The Trust’s Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. If the demand is rejected, the complaining shareholder must reimburse the Fund. The foregoing summary of the derivatives claims process is qualified in its entirety by the Declaration, which is incorporated herein by reference.

Futures Adviser and Advisory Agreement

The Adviser has engaged Altis Partners (Jersey) Limited a futures advisory firm founded in 2005, to act as the futures adviser to the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF under an advisory agreement (“Futures Advisory Agreement”) with the Adviser. The Futures Adviser also provides services to private funds and other client accounts, and the Futures Adviser and its principals trade futures for their own accounts. The Futures Adviser operates a systematic approach to order allocation across its clients. Positions held by the Futures Adviser’s client accounts and the proprietary accounts of the Futures Adviser and its principals are aggregated for purposes of applying speculative position limits for futures contracts.

The Futures Adviser has been registered with the CFTC as a “commodity pool operator” and as a “commodity trading adviser” since 2005. The Adviser and the Trustees have chosen to engage the Futures Adviser’s services as futures adviser to the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF in part because of Futures Adviser’s prior expertise and performance in advising other accounts similar in strategies to that of the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF.

As compensation for the advisory services it provides to the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF, the Adviser will pay the Futures Adviser 25% of the net advisory fees earned by the Adviser from the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF. The fee paid to Futures Adviser by the Adviser will be paid from the Adviser’s management fee and is not an additional cost to the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF. The Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2023.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Asterozoa Management, LLC (“Asterozoa”) to serve as sub-adviser to the Simplify Opportunistic Income ETF under a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser. Asterozoa is responsible for the management of the Simplify Opportunistic Income Fund’s portfolio subject to the Adviser’s oversight and instructions. Asterozoa has been registered with the SEC as an investment adviser since 2021. Joseph Hegener is deemed to control Asterozoa through his 100% ownership.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

The Adviser not the Fund pays the Sub-Adviser 0.60% of the average net assets of the Simplify Opportunistic Income ETF. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, which is paid by the Adviser, not the Fund. The Sub-Advisory Agreement was approved by the Board including by a majority of the Independent Trustees, at a Meeting held on May 26, 2023. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with respect to the Fund, is available in the Fund’s annual report to shareholders dated June 30, 2023.

Fee Waiver Agreement (Simplify Opportunistic Income ETF)

The Adviser, Sub-Adviser, and the Trust, on behalf of Simplify Opportunistic Income ETF, have entered into a fee waiver agreement whereby the Adviser agrees to waive its fee payable under the Management Agreement by 45 basis points (reducing the fee to 0.50% of the Fund’s average daily net assets) and the Sub-Adviser agrees to waive its fee payable under the Sub-Advisory Agreement by 35 basis points (reducing the fee to 0.25% of the Fund’s average daily net assets). The Fee Waiver agreement is effective through at least October 31, 2024 and may only be terminated by the Board on 60 days’ notice to the Adviser or Sub-Adviser.

Codes of Ethics

The Trust, the Adviser, Sub-Adviser, and Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is be available (1) without charge, upon request, by calling the Funds at 1 (855) 772-8488; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 877.658.9473 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of a Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person or in reliance on the SEC order at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Funds do not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Funds, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

Rule 12b-1 Plans

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of a Fund’s average daily net assets. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon each Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Funds will bear their own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of a Fund’s method of distribution. No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by each Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of a Fund.

PORTFOLIO MANAGERS

Paul Kim, David Berns, and Michael Green serve as the portfolio managers of the Simplify Commodities Strategy No K-1 ETF,Simplify High Yield PLUS Credit Hedge ETF, Simplify Managed Futures Strategy ETF, Simplify Macro Strategy ETF, Simplify US Equity PLUS Convexity ETF, Simplify US Equity PLUS Downside Convexity ETF and Simplify US Equity PLUS Upside Convexity ETF.

Paul Kim, David Berns, Michael Green and Ken Miller serve as portfolio managers of the Simplify Commodities Strategy No K-1 ETF and Simplify Managed Futures Strategy ETF

Paul Kim, David Berns and Ken Miller serve as the portfolio managers of the Simplify Hedged Equity ETF.

Paul Kim, David Berns, and John Downing serve as portfolio managers of the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Hedged Equity ETF.

Paul Kim, David Berns John Downing and David Jackson serve as portfolio managers of the Simplify Multi-QIS Alternative ETF.

Paul Kim, David Berns and Harley Bassman serve as portfolio managers of the Simplify Interest Rate Hedge ETF, Simplify Intermediate Term Treasury Futures Strategy ETF and Simplify Short Term Treasury Futures Strategy ETF.

Paul Kim, David Berns, Ken Miller and Joe Hegener serve as the portfolio managers of the Simplify Opportunistic Income ETF.

Paul Kim, David Berns, Ken Miller and Shailesh Gupta serve as the portfolio managers of the Simplify Tail Risk Strategy ETF.

Paul Kim, David Berns and Shailesh Gupta serve as the portfolio managers of the Simplify Aggregate Bond ETF, Simplify Stable Income ETF and Simplify Volatility Premium ETF.

Paul Kim and David Berns serve as the portfolio managers of the Simplify U.S. Equity PLUS GBTC ETF.

Paul Kim, David Berns, and Michael Taylor serve as the portfolio managers of the Simplify Health Care ETF.

Paul Kim, David Berns, and David Jackson serve as the portfolio managers of the Simplify Market Neutral Equity Long/Short ETF.

As of June 30, 2023, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Funds:

Harley Bassman

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$809.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

David Berns

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	25	$1,992.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

John Downing

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$106.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Green

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	13	$907.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Shailesh Gupta

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$939.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Joe Hegener

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$37.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

David Jackson

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$41.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Paul Kim

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	25	$1,992.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ken Miller

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$282.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Taylor

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$59.1	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s or Future Adviser’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager or Futures Adviser are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation

Mr. Bassman, Mr. Berns, Mr. Gupta, Mr. Jackson, Mr. Kim, Mr. Miller, and Mr. Taylor are compensated through a salary and equity participation in the Adviser.

Mr. Downing is compensated through a salary and options on the equity of the Adviser.

Mr. Hegener is compensated through a salary and equity participation in the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of June 30, 2023.

Dollar Range of Equity Securities in the Fund
Name of Portfolio Manager / Name of Fund	Harley Bassman	David Berns	John Downing	Michael Green	Shailesh Gu	Joe Hegener	David Jackson	Paul Kim	Ken Miller	Michael Taylor
Simplify Aggregate Bond ETF	N/A	None	N/A	N/A	Over $100,000	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Bitcoin Strategy PLUS Income ETF	N/A	None	N/A	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Commodities Strategy No K-1 ETF	N/A	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	None	N/A
Simplify Conservative Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Enhanced Income ETF	N/A	None	None	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Growth Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Health Care ETF	N/A	None	N/A	N/A	N/A $	N/A	N/A	$1 - $10,000	N/A	Over $100,000
Simplify Hedged Equity ETF	N/A	None	N/A	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify High Yield PLUS Credit Hedge ETF	N/A	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Income Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Interest Rate Hedge ETF	over $100,000	None	N/A	N/A	N/A $1 - $10,000	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Intermediate Term Treasury Futures Strategy ETF	None	None	N/A	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Macro Strategy ETF	N/A	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Managed Futures Strategy ETF	None	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	$1 - $10,000	N/A
Simplify Market Neutral Equity Long/Short ETF	N/A	None	None	N/A	N/A	N/A	$10,000 - $50,000	$1 - $10,000	None	N/A
Simplify Moderate Allocation ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Simplify Multi-QIS Alternative ETF	N/A	None	None	N/A	N/A	N/A	$10,001 - $50,000	$1 - $10,000	None	N/A
Simplify Opportunistic Income ETF	N/A	None	None	N/A	N/A	None	N/A	$1 - $10,000	None	N/A
Simplify Short Term Treasury Futures Strategy ETF	None	None	N/A	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Stable Income ETF	N/A	None	None	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Tail Risk Strategy ETF	N/A	None	N/A	N/A	None	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify US Equity PLUS Convexity ETF	N/A	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify US Equity PLUS Downside Convexity ETF	N/A	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify U.S. Equity PLUS GBTC ETF	N/A	None	N/A	N/A	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify US Equity PLUS Upside Convexity ETF	N/A	None	N/A	None	N/A	N/A	N/A	$1 - $10,000	N/A	N/A
Simplify Volatility Premium ETF	N/A	$10,001 - $50,000	N/A	N/A	None	N/A	N/A	$1 - $10,000	N/A	N/A

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The following chart reflects the aggregate amount of brokerage commissions paid by the Funds for the period of commencement of operations of the Funds through June 30, 2023.

	Total Brokerage Commissions
Name of Fund	2023	2022	2021
Simplify Aggregate Bond ETF	$8,753	$127	N/A
Simplify Bitcoin Strategy PLUS Income ETF	$45,530	N/A	N/A
Simplify Commodities Strategy No K-1 ETF	N/A	N/A	N/A
Simplify Conservative Allocation ETF	N/A*	N/A	N/A
Simplify Enhanced Income ETF	$11,496	N/A	N/A
Simplify Growth Allocation ETF	N/A*	N/A	N/A
Simplify Health Care ETF	$15,234	$7,017	N/A
Simplify Hedged Equity ETF	$9,161	$919	N/A
Simplify High Yield PLUS Credit Hedge ETF	$2,165	$8,111	N/A
Simplify Income Allocation ETF	N/A*	N/A	N/A
Simplify Interest Rate Hedge ETF	N/A	N/A	N/A
Simplify Intermediate Term Treasury Futures Strategy ETF	$9,772	$6,160	N/A

Simplify Macro Strategy ETF	$37,760	$1,659	N/A
Simplify Managed Futures Strategy ETF	$50,097	$1,455	N/A
Simplify Market Neutral Equity Long/Short ETF	N/A	N/A	N/A
Simplify Moderate Allocation ETF	N/A*	N/A	N/A
Simplify Multi-QIS Alternative ETF	N/A*	N/A	N/A
Simplify Opportunistic Income ETF	N/A	N/A	N/A
Simplify Short Term Treasury Futures Strategy ETF	$25,031	N/A	N/A
Simplify Stable Income ETF	$2,496	N/A	N/A
Simplify Tail Risk Strategy ETF	$264,977	$329,208	N/A
Simplify US Equity PLUS Convexity ETF	$11,205	$26,482	$4,897
Simplify US Equity PLUS Downside Convexity ETF	$226,231	$357,908	$6,334
Simplify U.S. Equity PLUS GBTC ETF	$2,875	$4,271	$301
Simplify US Equity PLUS Upside Convexity ETF	$778	$318	$317
Simplify Volatility Premium ETF	$21,302	$1,121	$258

*	Fund has not commenced operations as of June 30, 2023.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The table below shows any significant variation in the Funds’ portfolio turnover rates for the past two fiscal years.

Name of Fund	2023	2022
Simplify Aggregate Bond ETF	400%	14%
Simplify Bitcoin Strategy PLUS Income ETF	0%	N/A
Simplify Commodities Strategy No K-1 ETF	0%	N/A
Simplify Conservative Allocation ETF	N/A*	N/A
Simplify Enhanced Income ETF	0%	N/A
Simplify Growth Allocation ETF	N/A*	N/A
Simplify Health Care ETF	118%	146%
Simplify Hedged Equity ETF	10%	2%
Simplify High Yield PLUS Credit Hedge ETF	0%	77%
Simplify Income Allocation ETF	N/A*	N/A
Simplify Interest Rate Hedge ETF	124%	3%
Simplify Intermediate Term Treasury Futures Strategy ETF	0%	153%

Simplify Macro Strategy ETF	71%	11%
Simplify Managed Futures Strategy ETF	0%	0%
Simplify Market Neutral Equity Long/Short ETF	0%	N/A
Simplify Moderate Allocation ETF	N/A*	N/A
Simplify Multi-QIS Alternative ETF	N/A*	N/A
Simplify Opportunistic Income ETF	0%	N/A
Simplify Short Term Treasury Futures Strategy ETF	0%	N/A
Simplify Stable Income ETF	0%	N/A
Simplify Tail Risk Strategy ETF	68%	125%
Simplify US Equity PLUS Convexity ETF	1%	3%
Simplify US Equity PLUS Downside Convexity ETF	0%	5%
Simplify U.S. Equity PLUS GBTC ETF	8%	6%
Simplify US Equity PLUS Upside Convexity ETF	0%	4%
Simplify Volatility Premium ETF	260%	207%

*	Fund has not commenced operations as of June 30, 2023.

OTHER SERVICE PROVIDERS

Fund Administration

Bank of New York Mellon (the “Administrator”), which has its principal office at 240 Greenwich St., New York, NY 10286, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement became effective on July 14, 2020, will remain in effect for two years from the effective date, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For administrative services rendered to the Funds under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Funds under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses. For the period most recent fiscal year the Administrator received $2,333,675.00, for the period ended June 30, 2022 the Administrator received $394,768, and for the period ended June 30, 2021 the Administrator received $0, for administration and accounting services.

Transfer Agent

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, acts as transfer, dividend disbursing, and shareholder servicing agent for a Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286 (the “Custodian”), serves as the custodian of the Funds’ assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Foreside Fund Officer Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Foreside and the Trust. Foreside’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Trust pays Foreside a fixed annual fund fee and an additional fee per each fund. The Funds also pay Foreside for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of a Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Funds calculate NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Funds can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ Adviser as the Board’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on each Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that each Exchange is open. For purposes of calculating the NAV, a Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Adviser if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which each Exchange is open for business. As of the date of this SAI, each Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares (or 10,000 Shares in case of Simplify Bitcoin Strategy PLUS Income ETF). The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Funds for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by a Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of a Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Funds are listed in the table below.

Name of Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Simplify Aggregate Bond ETF	$500	3%
Simplify Bitcoin Strategy PLUS Income ETF	$500	3%
Simplify Commodities Strategy No K-1 ETF	$500	3%
Simplify Conservative Allocation ETF	$500	3%
Simplify Enhanced Income ETF	$500	3%
Simplify Growth Allocation ETF	$500	3%
Simplify Health Care ETF	$500	3%
Simplify Hedged Equity ETF	$500	3%
Simplify High Yield PLUS Credit Hedge ETF	$500	3%
Simplify Income Allocation ETF	$500	3%
Simplify Interest Rate Hedge ETF	$500	3%
Simplify Intermediate Term Treasury Futures Strategy ETF	$500	3%
Simplify Macro Strategy ETF	$500	3%
Simplify Managed Futures Strategy ETF	$500	3%
Simplify Market Neutral Equity Long/Short ETF	$500	3%
Simplify Moderate Allocation ETF	$500	3%
Simplify Multi-QIS Alternative ETF	$500	3%
Simplify Opportunistic Income ETF	$500	3%
Simplify Short Term Treasury Futures Strategy ETF	$500	3%
Simplify Stable Income ETF	$500	3%
Simplify Tail Risk Strategy ETF	$500	3%
Simplify US Equity PLUS Convexity ETF	$500	3%
Simplify US Equity PLUS Downside Convexity ETF	$500	3%
Simplify U.S. Equity PLUS GBTC ETF	$500	3%
Simplify US Equity PLUS Upside Convexity ETF	$500	3%
Simplify Volatility Premium ETF	$500	3%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Funds may trade on days that each Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of the Funds, or to purchase or sell shares of the Funds on each Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to a Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from a Fund.

On each Business Day, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

The deposit securities may change and as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in a Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. A Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Funds will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on each Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted on behalf of the Authorized Participant, as necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to a Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to a Fund for any losses incurred by a Fund in connection therewith.

Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to a Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by a Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. A Fund’s determination shall be final and binding.

Each Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Funds, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV.A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+3 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to a Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and a Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+3, a Fund may settle Creation Unit transactions on a basis other than T+3, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, a Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to a Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, a Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to a Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from a Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to a Fund.

If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on each Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Adviser in a Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

Each Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. Each Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to a Fund. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to a Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of June 30, 2023, the Funds generated the following amounts of tax loss carry forwards:

Fund	Short-Term	Long-Term	Total Amount
Simplify Aggregate Bond ETF	—	$29,231	$29,231
Simplify Bitcoin Strategy PLUS Income ETF	—	—	—
Simplify Commodities Strategy No K-1 ETF	$135	—	$135
Simplify Conservative Allocation ETF	N/A*	N/A*	N/A*
Simplify Enhanced Income ETF	—	—	—
Simplify Growth Allocation ETF	N/A*	N/A*	N/A*
Simplify Health Care ETF	$5,821,502	$855,795	$6,677,297
Simplify Hedged Equity ETF	—	—	—
Simplify High Yield PLUS Credit Hedge ETF	$3,340,554	$359,370	$3,699,924
Simplify Income Allocation ETF	N/A*	N/A*	N/A*
Simplify Interest Rate Hedge ETF	—	—	—
Simplify Intermediate Term Treasury Futures Strategy ETF	$9,304,629	$11,386,459	$20,691,088

Simplify Macro Strategy ETF	$1,259,836	$188,898	$1,448,734
Simplify Managed Futures Strategy ETF	—	—	—
Simplify Market Neutral Equity Long/Short ETF	$84,475	—	$84,475
Simplify Moderate Allocation ETF	N/A*	N/A*	N/A*
Simplify Multi-QIS Alternative ETF	N/A*	N/A*	N/A*
Simplify Opportunistic Income ETF	—	—	—
Simplify Short Term Treasury Futures Strategy ETF	—	—	—
Simplify Stable Income ETF	—	—	—
Simplify Tail Risk Strategy ETF	$31,935,804	$19,173,199	$51,109,003
Simplify US Equity PLUS Convexity ETF	$2,320,987	$1,055,532	$3,376,519
Simplify US Equity PLUS Downside Convexity ETF	$33,960,066	$18,639,010	$52,599,076
Simplify U.S. Equity PLUS GBTC ETF	$2,154,588	$2,683,283	$4,837,871
Simplify US Equity PLUS Upside Convexity ETF	$351,002	$548,976	$899,978
Simplify Volatility Premium ETF	$4,391,919	—	$4,391,919

*	Fund has not commenced operations as of June 30, 2023.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, a Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain passive foreign investment companies (“PFICs”) could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case a Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund may be able to elect to “pass through” to a Fund’s shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S.

federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by a Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of a Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily instalments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, (ii) tax services for the Funds, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and related report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, contained in the Trust’s Annual Report, are hereby incorporated by reference. A copy of the Trust’s Annual Report may be obtained upon request and without charge by calling 1 (855) 772-8488 during normal business hours. No other portions of the Funds’ Annual Report are incorporated herein by reference.

Because the Simplify Conservative Allocation ETF, Simplify Growth Allocation ETF, Simplify Income Allocation ETF, Simplify Moderate Allocation ETF and Simplify Multi-QIS Alternative ETF, had not commenced operations, no financial highlights are available for these Funds at this time.

PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

Simplify Asset Management, Inc. (“SAMI” or the “Company”) has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

●	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;

●	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

●	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy adviser’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

●	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

●	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations

●	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

●	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

●	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

●	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. SAMI has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

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